Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Transition Report of MamaMancini’s Holdings, Inc. (the “Company”), on Form 10-K/T for the fiscal year ended January 31, 2014, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Carl Wolf, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Transition Report on Form 10-K/T for the one month ended January 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Transition Report on Form 10-K/T for the year ended January 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 19, 2014	By:	/s/ Carl Wolf
Carl Wolf
Principal Executive Officer